SCHOONER FUND Trading Symbol: Class A Shares (Symbol: SCNAX) Institutional Class Shares* (Symbol: SCNIX) * Formerly, Class I Shares Summary Prospectus September 28, 2016 www.schoonermutualfunds.com

Before you invest, you may want to review the Schooner Fund’s (the “Schooner Fund” or the “Fund”) prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://schoonermutualfunds.com/mutual-funds/schooner-fund-scnax/literature/.  You may also obtain this information at no cost by calling 866-724-5997 or by sending an email to info@schoonerfunds.com.  The Fund’s prospectus and statement of additional information, both dated September 28, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective.  The primary investment objective of the Fund is long-term capital appreciation with the generation of moderate current income.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Schooner Fund.  You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and under “Shareholder Information – Class A Shares” on page 25 of the Fund’s Statutory Prospectus, and under “Additional Purchase and Redemption Information – Sales Charge on Class A Shares” on page 42 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A		Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 12 months of purchase)	None(1)		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.25%		1.25%
Distribution and Service (12b-1) Fees		0.25%		None
Other Expenses
Interest Expense	None		0.01%
Remainder of Other Expenses	0.38%		0.37%
Total Other Expenses	0.38%		0.38%
Total Annual Fund Operating Expenses		1.88%		1.63%

(1)	A contingent deferred sales charge (“CDSC”) of up to 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

Example.  This example is intended to help you compare the costs of investing in the Schooner Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$657	$1,038	$1,443	$2,571
Institutional Class	$166	$514	$887	$1,933

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs, and potentially higher taxes, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.48% of the average value of its portfolio.

Principal Investment Strategies.  The Schooner Fund seeks to achieve its investment objective by investing in equity securities of U.S. companies with large market capitalizations (“large-cap companies”).  The equity securities in which the Fund will invest include common and preferred stocks, convertible securities, and equity-linked securities such as warrants, rights, and equity options.  The Fund considers large-cap companies, at the time of purchase, to be those companies with market capitalization within the range of market capitalizations of the Russell 1000® Index.  As of May 27, 2016, the market capitalizations of companies in the Russell 1000® Index ranged from $2.0 billion to $549.7 billion.

The Fund attempts to keep a consistent balance between risk and reward over the course of different market cycles and volatility regimes through various combinations of stocks, convertible securities, writing (selling) single issuer equity call options, and buying index put options to achieve what the Advisor believes to be an appropriate blend for the current market.  As the market environment changes, the Fund’s portfolio securities may change in an attempt to achieve a relatively consistent risk level over time.  The Advisor may engage in active trading of the Fund’s portfolio investments to achieve the Fund’s investment objective.

To the extent deemed necessary or appropriate by Schooner Investment Group, LLC (the “Advisor”) for the efficient management of the Fund’s investment portfolio, the Fund may also invest a portion of its assets in derivative instruments as a substitute for taking positions in equity securities, to make speculative investments if the Advisor believes they offer an atrractive stand-alone investment opportunity, or to reduce exposure to other risks.  The Fund may write call options with strike prices and expiration dates designed to reduce the volatility of the Fund’s investment portfolio and to earn premium income.  The Fund may also purchase index call and put options to achieve what the Advisor believes to be an appropriate blend for the current market.

The Fund may invest up to 25% of its net assets in various types of fixed income securities, including convertible debt securities and bonds, including zero coupon bonds and bonds that are rated below investment grade, commonly known as “junk bonds.”  The Fund’s investments in fixed income securities will generally include bonds with an average term to maturity ranging from 2 to 10 years.

The Fund’s investment strategy suggests the sale of a security if: the aggregate weight of the security is in excess of 5% of the Fund’s assets; the security is deemed to be overvalued by the Advisor, using the investment process described above; the security has deteriorating fundamentals; or a more attractive investment opportunity exists.

Principal Risks.  Before investing in the Schooner Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•	Management Risk. Strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•	General Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
•	Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
•	Large-Cap Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.
•	Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

•	Options and Futures Risk. Options and futures may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed. In addition, the value of an option or future may not correlate perfectly to the underlying securities index or overall securities markets.
•	Derivatives Risk. The Fund’s investment in derivative instruments (“Derivatives”), including options, may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed. The Fund’s investments in Derivatives could create exposure greater than the value of securities in the Fund’s portfolio. As a result, investment performance of the Fund may depend on the performance of securities the Fund does not own. In addition, the value of a Derivative may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets.
•	Implied Volatility Risk. When the Fund sells a listed put option, it gains the amount of the premium it receives, but also incurs a corresponding liability representing the value of the option it has sold (until the option is exercised and finishes “in the money,” meaning it is worth money and can be sold, the option expires worthless, or the expiration of the option is “rolled,” or extended forward). The value of the options in which a Fund invests is partly based on the volatility used by market participants to price such options (i.e., implied volatility).
•	Tax Risk. Option premium income received by the Fund will be recognized upon the exercise, lapse, sale or other disposition of the option and generally will be treated for federal income tax purposes as either short-term or long-term capital gain or loss. The Fund’s transactions in options are subject to special tax rules, which may result in adverse tax consequences for the Fund, and which may result in adverse tax consequences for the Fund’s shareholders. An investor in the Fund should consult his or her tax adviser to determine the suitability of the Fund as an investment and the tax treatment of Fund distributions.
•	Debt Securities Risk. Interest rates may go up resulting in a decrease in the value of the debt securities held by the Fund. Investments in debt securities include credit risk, which is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Rising interest rates could cause prepayments of the obligation to decrease, extending the life of debt securities with lower payment rates. This is known as extension risk. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.
•	Below-Investment Grade Debt Securities (“junk bonds”) Risk. Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal. Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default. Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.
•	Exchange-Traded Funds Risk. The value of put options on ETFs sold by the Fund is based on the value of the ETFs underlying the options. The price of an ETF can fluctuate within a wide range, and the value of an option on an ETF may decrease if the prices of the securities owned by the ETF go down. An index ETF may not replicate the performance of a benchmark index it seeks to track. In addition, an ETF is subject to the risk that the market price of the ETF’s shares may trade at a discount to its NAV or an active trading market for its shares may not develop or be maintained. Trading of an ETF’s shares may be halted, during which time an option may be exercised, exposing the Fund to the risks of directly investing in an ETF’s shares. Additionally, ETFs have management and other fees, which the Fund would have to pay if the option was exercised, increasing their cost.
•	High Portfolio Turnover Rate Risk. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs, which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws (for non-corporate shareholders, currently taxed at a maximum rate of 39.6%). This may mean that you could have a higher tax liability and a lower net after-tax return from the Fund.
•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance.  The performance information below demonstrates the risks of investing in the Schooner Fund by showing changes in the Fund’s performance from year to year and by showing how a Fund’s average annual total returns for one year, five year and since inception compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.schoonermutualfunds.com or by calling toll-free at 1-866-724-5997.

Class A Shares
Calendar Year Returns as of December 31,(1)(2)

(1)	The returns shown in the bar chart are for Class A shares of the Fund. Institutional Class shares commenced operations on June 22, 2012. Institutional Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses, including sales charges (load) applicable to Class A shares. Institutional Class shares do not have a sales charge (load) or 12b-1 fee.
(2)	Sales loads are not reflected in the bar chart and the best and worst quarterly returns. If sales loads were reflected, the returns shown would have been lower.

The Fund’s Class A shares’ calendar year-to-date return as of June 30, 2016 was -6.03%.  During the period shown in the bar chart, the best performance for a quarter was 13.67% (for the quarter ended June 30, 2009).  The worst performance was -8.10% (for the quarter ended December 31, 2015).

Average Annual Total Returns
(For the periods ended December 31, 2015)
	One Year	Five Year	Since Inception
Class A Shares (includes sales charge)
Return Before Taxes	-17.91%	-0.04%	2.58%
Return After Taxes on Distributions	-18.30%	-0.51%	2.06%
Return After Taxes on Distributions and Sale of Fund Shares	-9.81%	-0.05%	1.99%
Institutional Class Shares
Return Before Taxes	-13.65%	1.22%	3.54%
S&P 500 Index®(reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	8.90%

Class A shares of the Fund commenced operations on August 29, 2008.  Institutional Class shares of the Fund commenced operations on June 22, 2012.  Performance shown for Institutional Class shares prior to its inception (Five Year and Since Inception) reflects the performance of Class A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  After-tax returns are shown only for Class A shares and after-tax returns for Institutional Class shares will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor.  Schooner Investment Group, LLC is the Fund’s investment advisor.

Portfolio Managers.  Gregory R. Levinson, Chief Executive Officer and Chief Investment Officer of the Advisor, has served as the Schooner Fund’s portfolio manager since its inception in August 2008.  Anthony B. Fusco, Managing Director - Trading of the Advisor, has served as the Fund’s portfolio manager since September 2011.

Purchase and Sale of Fund Shares.  You may purchase or redeem shares by mail (Schooner Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-866-724-5997, on any day the New York Stock Exchange (“NYSE”) is open for trading.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial and subsequent investment amounts are as follows:

Minimum Investment Amounts

Share Purchase Amounts	Class A	Institutional Class

Minimum Initial Investment	$5,000	$1,000,000
Minimum Additional Investment	$500	No Minimum
Automatic Investment Plan – Monthly Minimum	$250	N/A

Tax Information.  The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.